ASA LIMITED                                                  36 WIERDA ROAD WEST
(INCORPORATED IN THE REPUBLIC OF SOUTH AFRICA)            WIERDA VALLEY, SANDTON
                                                                    SOUTH AFRICA

TO THE SHAREHOLDERS:

     At May 31, 2001 the Company's net assets were equivalent to $24.26 per share. This compares with $17.58 per share at November 30, 2000 the end of the Company's previous fiscal year. The most recent net asset value similarly calculated was $23.51 per share at June 21, 2001 at which date our shares sold at a market price of $18.71 per share, a discount of 20.4% to the net asset value.

     Net investment income for the six months ended May 31, 2001 was equivalent to $.65 per share vs. $.35 for the same period last year. The Board of Directors declared a second quarter dividend of $.15 per share on April 27, 2001 payable May 25, 2001 to shareholders of record on May 18, 2001.

     It is with profound sadness that we record the death of Wesley A. Stanger, Jr. who died on May 23rd at the age of 92. Mr. Stanger became a director of ASA in 1960, served as Chairman of the Board from 1978 to 1993 and as Treasurer from 1985 to 1999. He became Director Emeritus in 1999. His many interests outside of his distinguished Wall Street career ranged from golf and tennis to his 20 years of service as a trustee of the University of Pennsylvania, his Alma Mater. During World War II, Mr. Stanger served as a Lieutenant in the Navy. He leaves behind many friends in the United States and South Africa. We miss his wise business judgment but even more we miss his warm friendship and his dry sense of humor.

     The gold price surged in May reaching $291.25 in London on May 21st. The price appears to have been driven by the possibility of higher inflation in the major industrial economies following the latest U.S. interest rate cut. Since then the price has fallen back to the mid $260's. The environment for gold, however, appears to have improved. Central banks selling has declined. Less gold is available for lending as the banks adhere to the terms of the Washington accord of 1999 by which the banks put controls on their gold sale programs. The cost of borrowing gold has risen lessening the incentive for the gold producers to sell their production forward. It has also lessened the incentive for traders to borrow gold, sell it and then invest the proceeds in a no longer booming U.S. equity market. Possibly in anticipation of these positive developments stocks of gold mining companies have been doing quite well. Since the beginning of the fiscal year on December 1st, ASA's net asset value has risen by 38%, outpacing the Philadelphia Stock Exchange's Gold and Precious Metals Stock Index (XAU) which rose 23% during the same period. These favorable results are due not only to an increase in the price of our gold stocks but the realization of the DeBeers deal and price appreciation in the non-gold sector of the portfolio.

     On Friday May 18th, the DeBeers shareholders approved the acquisition of the company by DB Investments a consortium representing Anglo American PLC, Debswana and the Oppenheimer family interests. DeBeers was delisted on June 1st and shareholders are to receive for each of their shares .446 of an Anglo American share, U.S. $15.35 in cash, the final Anglo American dividend for the year ended December 31st, and the DeBeers combined final dividends for the year ended September 30th of $1 per share. On various dates prior to and after the confirmation of the deal, ASA sold its 701,300 shares at various prices which reflected the terms of the deal. The Company realized a gain of approximately $29 million from these sales.

     I would like to call to your attention the availability of the Dividend Reinvestment Plan. Any inquiries in regard to the plan should be directed to EquiServe-First Chicago Trust Division ("FCTD"), Dividend Reinvestment Plan, P.O. Box 2598, Jersey City, NJ, 07303-2598, U.S.A. Also FCTDis now able to communicate with shareholders through the Internet. The only requirement for shareholder participation is use of a personal computer and access to an electronic mail package. The FCTD address is "FCTC@EM.FCNBD.COM" and access is available 24-hours a day. In addition, FCTD has established a Response Center to respond to shareholders' questions in a timely manner. The telephone number is 201-324-0498. The Response Center is available Monday through Friday between 8:30 a.m. and 7 p.m. (Eastern Standard Time).


                                              Robert J.A. Irwin
June 25, 2001                                 CHAIRMAN OF THE BOARD

SCHEDULE OF INVESTMENTS
(NOTE 1)
May 31, 2001

-------------------------------------------------------------------------------------------------------------------
                                                                  Number of   United States     Percent of
      Name of Company                                      Shares/Principal         Dollars     Net Assets
-------------------------------------------------------------------------------------------------------------------
      ORDINARY SHARES OF GOLD MINING COMPANIES
      SOUTH AFRICAN GOLD MINES
      Anglogold Limited                                           1 194 947    $ 44 213 076          19.0%
      Gold Fields Limited                                        10 794 979      45 069 175          19.4
      Harmony Gold Mining Company Limited                             1 336           6 839            --
      Harmony Gold Mining Company Limited - ADRs                  2 166 400      10 507 040           4.5
-------------------------------------------------------------------------------------------------------------------
                                                                                 99 796 130          42.9
-------------------------------------------------------------------------------------------------------------------
      CANADIAN GOLD MINES
      Barrick Gold Corporation                                      282 000       4 653 000           2.0
      Franco-Nevada Mining Corporation Limited                      306 460       3 784 976           1.6
      Placer Dome Incorporated                                      365 312       3 886 920           1.7
-------------------------------------------------------------------------------------------------------------------
                                                                                 12 324 896           5.3
-------------------------------------------------------------------------------------------------------------------
                                                                                112 121 026          48.2
-------------------------------------------------------------------------------------------------------------------
      ORDINARY SHARES OF OTHER COMPANIES
      Anglo American Platinum Corporation Limited                   820 500      43 076 250          18.5
      Anglo American Corporation PLC                              1 280 000      20 736 000           8.9
      Impala Platinum Holdings Limited                              262 700      15 532 138           6.7
-------------------------------------------------------------------------------------------------------------------
                                                                                 79 344 388          34.1
-------------------------------------------------------------------------------------------------------------------
      GOVERNMENT BONDS
      Republic of South Africa S150 12% due 02/28/05             39 000 000(1)    4 979 324           2.1
-------------------------------------------------------------------------------------------------------------------
      Total Investments, at Market Value                                        196 444 738          84.4
      CASH AND OTHER ASSETS LESS PAYABLES                                        36 450 146          15.6
-------------------------------------------------------------------------------------------------------------------
      Total Net Assets                                                         $232 894 884         100.0%
-------------------------------------------------------------------------------------------------------------------

There is no assurance that the valuations at which the Company's investments are carried could be realized upon sale.

The notes to the financial statements form an integral part of these statements.

(1) South African Rand.

STATEMENTS OF ASSETS AND LIABILITIES

-------------------------------------------------------------------------------------------------------------------
                                                                        May 31, 2001                   May 31, 2000
                                                                       United States                  United States
      ASSETS                                                                 Dollars                        Dollars
-------------------------------------------------------------------------------------------------------------------
      Investments, at market value (Note 1)
        Gold mining companies--
          Cost $92 828 904 in 2001
               $91 377 489 in 2000                                      $112 121 026                   $100 650 875
        Other companies--
          Cost $26 678 003 in 2001
               $34 342 056 in 2000                                        79 344 388                     72 551 371
        Government bonds--
          Cost $ 4 934 397 in 2001                                         4 979 324                             --
-------------------------------------------------------------------------------------------------------------------
                                                                         196 444 738                    173 202 246
      Cash in banks                                                       36 408 264                      1 362 618
      Bank time deposits                                                          --                      1 750 000
      Dividends and interest receivable                                      214 893                        613 462
      Other assets                                                           107 532                        110 111
-------------------------------------------------------------------------------------------------------------------
      Total assets                                                       233 175 427                    177 038 437
-------------------------------------------------------------------------------------------------------------------

      LIABILITIES
-------------------------------------------------------------------------------------------------------------------
      Accounts payable and accrued liabilities                               280 543                        123 132
-------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                      280 543                        123 132
-------------------------------------------------------------------------------------------------------------------

      NET ASSETS (SHAREHOLDERS' INVESTMENT)
-------------------------------------------------------------------------------------------------------------------
      Ordinary (common) shares R0.25 nominal (par) value
        Authorized: 24,000,000 shares
        Issued & Outstanding: 9,600,000 shares                             3 360 000                      3 360 000
      Share premium (capital surplus)                                     27 489 156                     27 489 156
      Undistributed net investment income                                 59 676 780                     56 715 979
      Undistributed net realized (loss) from
        foreign currency transactions                                    (38 885 703)                   (28 660 969)
      Undistributed net realized gain on investments                     110 174 594                     71 253 751
      Net unrealized appreciation on investments                          72 003 365                     47 482 633
      Net unrealized (depreciation) on
        translation of assets and liabilities in
        foreign currency                                                    (923 308)                      (725 245)
-------------------------------------------------------------------------------------------------------------------

      Net assets                                                        $232 894 884                   $176 915 305
-------------------------------------------------------------------------------------------------------------------
      Net asset value per share                                               $24.26                         $18.43
-------------------------------------------------------------------------------------------------------------------

      The notes to the financial statements form an integral part of these statements.

      The closing price of the Company's shares on the New York Stock Exchange was $19.71 per share on May 31, 2001 and $15.31 per share on May 31, 2000.

STATEMENTS OF OPERATIONS

                                                                                Six months ended
-------------------------------------------------------------------------------------------------------------------
                                                                   May 31, 2001                   May 31, 2000
                                                                  United States                  United States
                                                                        Dollars                        Dollars
-------------------------------------------------------------------------------------------------------------------
    Investment income
        Dividends                                                   $ 7 079 186                    $ 4 423 497
        Interest                                                        412 958                        104 254
-------------------------------------------------------------------------------------------------------------------
                                                                      7 492 144                      4 527 751
-------------------------------------------------------------------------------------------------------------------
    Expenses
        Shareholders' report and proxy expenses                         177 712                        127 267
        Directors' fees and expenses                                    239 749                        246 683
        Salaries                                                        111 346                        126 117
        Other administrative expenses                                   167 562                        172 627
        Transfer agent, registrar and custodian                          71 016                         66 601
        Professional fees and expenses                                  234 189                        154 354
        Insurance                                                        36 696                         40 191
        Other                                                           196 068                        203 185
-------------------------------------------------------------------------------------------------------------------
                                                                      1 234 338                      1 137 025
-------------------------------------------------------------------------------------------------------------------
    Net investment income                                             6 257 806                      3 390 726
-------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) from
      investments and foreign currency transactions
    Net realized gain from investments
      Proceeds from sales                                            29 385 423                             --
      Cost of securities sold                                            60 724                             --
-------------------------------------------------------------------------------------------------------------------
    Net realized gain from investments                               29 324 699                             --
    Net realized (loss) from foreign currency transactions
      Investments                                                      (602 612)                            --
      Foreign currency transactions                                    (217 377)                      (413 681)
-------------------------------------------------------------------------------------------------------------------
    Net realized (loss) from foreign currency transactions             (819 989)                      (413 681)
-------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in unrealized appreciation
      on investments
      Balance, beginning of period                                   39 591 696                     86 494 686
      Balance, end of period                                         72 003 433                     47 482 633
-------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in unrealized appreciation               32 411 737                    (39 012 053)
-------------------------------------------------------------------------------------------------------------------
    Net unrealized (depreciation) on translation
      of assets and liabilities in foreign currency                    (125 133)                      (221 135)
-------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) from
      investments and foreign currency                               60 791 314                    (39 646 869)
-------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
      from operations                                               $67 049 120                   $(36 256 143)
-------------------------------------------------------------------------------------------------------------------

    The notes to the financial statements form an integral part of these statements.

STATEMENTS OF SURPLUS AND STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    Six months ended
-------------------------------------------------------------------------------------------------------------------
                                                                       May 31, 2001                   May 31, 2000
                                                                      United States                  United States
      STATEMENTS OF SURPLUS                                                 Dollars                        Dollars
-------------------------------------------------------------------------------------------------------------------
      Share premium (capital surplus)
          Balance, beginning and end of period                         $ 27 489 156                    $27 489 156
-------------------------------------------------------------------------------------------------------------------
      Undistributed net investment income
          Balance, beginning of period                                 $ 56 298 974                    $56 205 253
          Net investment income for the period                            6 257 806                      3 390 726
-------------------------------------------------------------------------------------------------------------------
                                                                         62 556 780                     59 595 979
          Dividends paid                                                 (2 880 000)                    (2 880 000)
-------------------------------------------------------------------------------------------------------------------
          Balance, end of period                                       $ 59 676 780                    $56 715 979
-------------------------------------------------------------------------------------------------------------------
      Undistributed net realized (loss) from
        foreign currency transactions
          Balance, beginning of period                                 $(38 065 714)                  $(28 247 288)
          Net realized (loss) for the period                               (819 989)                      (413 681)
-------------------------------------------------------------------------------------------------------------------
          Balance, end of period                                       $(38 885 703)                  $(28 660 969)
-------------------------------------------------------------------------------------------------------------------
      Undistributed net realized gain on investments
          (Computed on identified cost basis)
          Balance, beginning of period                                 $ 80 849 895                    $71 253 751
          Net realized gain for the period                               29 324 699                             --
-------------------------------------------------------------------------------------------------------------------
          Balance, end of period                                       $110 174 594                    $71 253 751
-------------------------------------------------------------------------------------------------------------------
      Net unrealized appreciation
        on investments
          Balance, beginning of period                                 $ 39 591 628                    $86 494 686
          Increase (Decrease) for the period                             32 411 737                    (39 012 053)
-------------------------------------------------------------------------------------------------------------------
          Balance, end of period                                       $ 72 003 365                    $47 482 633
-------------------------------------------------------------------------------------------------------------------
      Net unrealized (depreciation) on
        translation of assets and liabilities in
        foreign currency
          Balance, beginning of period                                   $ (798 175)                    $ (504 110)
          Net unrealized (depreciation)
            for the period                                                 (125 133)                      (221 135)
-------------------------------------------------------------------------------------------------------------------
          Balance, end of period                                         $ (923 308)                    $ (725 245)
-------------------------------------------------------------------------------------------------------------------

                                                                                    Six months ended
-------------------------------------------------------------------------------------------------------------------
                                                                       May 31, 2001                   May 31, 2000
                                                                      United States                  United States
      STATEMENTS OF CHANGES IN NET ASSETS                                   Dollars                        Dollars
-------------------------------------------------------------------------------------------------------------------
      Net investment income                                             $ 6 257 806                    $ 3 390 726
      Net realized gain from investments                                 29 324 699                             --
      Net realized (loss) from foreign currency
        transactions                                                       (819 989)                      (413 681)
      Net increase (decrease) in unrealized appreciation
        on investments                                                   32 411 737                    (39 012 053)
      Net unrealized (depreciation) on
        translation of assets and liabilities in foreign
        currency                                                           (125 133)                      (221 135)
-------------------------------------------------------------------------------------------------------------------
                                                                         67 049 120                    (36 256 143)
      Dividends paid from net investment income                          (2 880 000)                    (2 880 000)
-------------------------------------------------------------------------------------------------------------------
      Total increase (decrease)                                          64 169 120                    (39 136 143)
      Net assets, beginning of period                                   168 725 764                    216 051 448
-------------------------------------------------------------------------------------------------------------------
      Net assets, end of period                                        $232 894 884                   $176 915 305
-------------------------------------------------------------------------------------------------------------------

      The notes to the financial statements form an integral part of these statements.

                          NOTES TO FINANCIAL STATEMENTS

                                  MAY 31, 2001

     (1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--The following is a summary of the Company's significant accounting policies:

         A. INVESTMENTS

     Security transactions are recorded on the respective trade dates. Securities owned are reflected in the accompanying financial statements at quoted market value. The difference between cost and current market value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the basis of the cost of specific certificates.

     Quoted market value of those shares traded represents the last recorded sales price on the financial statement date, or the mean between the closing bid and asked prices of those securities not traded on that date. In the event that a mean price cannot be computed due to the absence of either a bid or an asked price, then the bid price plus 1% or the ask price less 1%, as applicable, is used.

     There is no assurance that the valuation at which the Company's investments are carried could be realized upon sale.

         B. EXCHANGE GAINS AND LOSSES

     The Company records exchange gains and losses in accordance with the provisions of the American Institute of Certified Public Accountants Statement of Position 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP"). The SOP requires separate disclosure in the accompanying financial statements of net realized gain (loss) from foreign currency transactions, and inclusion of unrealized gain (loss) on the translation of currency as part of net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency.

         C. SECURITY TRANSACTIONS AND INVESTMENT INCOME

     During the six months ended May 31, 2001 sales of securities amounted to $29,385,423 and there were no purchases of securities. During the six months ended May 31, 2000 there were no purchases or sales of securities. Dividend income is recorded on the ex-dividend date (the date on which the securities would be sold ex-dividend) net of withholding taxes, if any. Interest income is recognized on the accrual basis.

         D. DISTRIBUTIONS TO SHAREHOLDERS

     Dividends to shareholders are recorded on the ex-dividend date.

         E. USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

         F. BASIS OF PRESENTATION

     Certain prior period amounts in the accompanying financial statements have been reclassified to conform with current period presentation.

     (2) TAX STATUS OF THE COMPANY--Pursuant to the South African Taxation Laws Amendment Act, the Company is subject to tax on foreign dividends received, effective February 23, 2000. Beginning with the fiscal year ending November 30, 2002, the Company will also be subject to tax on interest earned.

     The South African government has signed into law the Income Tax Act, effective October 1, 2001, which levies a tax on capital gains resulting from the disposal of capital assets from such date based on a valuation of the portfolio at October 1, 2001. Management intends to seek an exemption from the capital gains tax under the Income Tax Act. However, it is uncertain whether the Company will be granted such exemption.

     The reporting for financial statement purposes of distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. These differences primarily are caused by the separate line item reporting for financial statement purposes of foreign exchange gains or losses. See pages 10 and 11 for additional tax information for United States shareholders.

     (3) CURRENCY EXCHANGE--There are exchange control regulations restricting the transfer of funds from South Africa. In 1958 the South African Reserve Bank, in the exercise of its powers under such regulations, advised the Company that the exchange control authorities would permit the Company to transfer to the United States in dollars both the Company's capital and its gross income, whether received as dividends or as profits on the sale of investments, at the current official exchange rate prevailing from time to time. Future implementation of exchange control policies could be influenced by national monetary considerations that may prevail at any given time.

     (4) RETIREMENT PLAN--Effective April 1, 1989, the Company established a defined contribution plan (the "Plan") to replace its previous pension plan. The Plan covers all full-time employees. The Company will contribute 15% of each covered employee's salary to the Plan. The Plan provides for immediate vesting by the employee without regard to length of service. During the six months ended May 31, 2001 and May 31, 2000, there was no retirement plan expense. In addition, the Company has recorded a liability of $70,313 as a retirement benefit for the Chairman.

     (5) COMMITMENTS--The Company's lease for office space in Johannesburg expired in February 2001. The Company has renewed the lease for a period of twelve months at an annual cost of $45,200.

FINANCIAL HIGHLIGHTS

                                                 Six months ended                    Year ended November 30
-----------------------------------------------------------------------------------------------------------------------------
                                                 May 31     May 31
                                                  2001       2000       2000       1999       1998       1997       1996
-----------------------------------------------------------------------------------------------------------------------------
                                                                         United States Dollars
-----------------------------------------------------------------------------------------------------------------------------
      PER SHARE OPERATING PERFORMANCE
      Net asset value, beginning of period      $ 17.58    $ 22.51    $ 22.51   $  19.01   $  20.45   $  35.09   $  34.66
-----------------------------------------------------------------------------------------------------------------------------
      Net investment income                         .65        .35        .61        .58        .66        .97       1.10
      Net realized gain from investments           3.05         --       1.00        .62        .32         --       0.39
      Net realized (loss) from foreign
        currency transactions                      (.09)      (.04)     (1.02)      (.95)      (.11)        --       (.71)
      Net increase (decrease) in unrealized
        appreciation on investments                3.38      (4.07)     (4.88)      3.84      (1.49)    (14.41)      1.05
      Net unrealized appreciation (depreciation)
        on translation of assets and
        liabilities in foreign currency            (.01)      (.02)      (.04)       .01       (.02)        --         --
-----------------------------------------------------------------------------------------------------------------------------
      Total from investment operations             6.98      (3.78)     (4.33)      4.10       (.64)    (13.44)      1.83
      Less dividends and distributions             (.30)      (.30)      (.60)      (.60)      (.80)     (1.20)     (1.40)
-----------------------------------------------------------------------------------------------------------------------------
      Net asset value, end of period            $ 24.26    $ 18.43    $ 17.58   $  22.51   $  19.01   $  20.45   $  35.09
-----------------------------------------------------------------------------------------------------------------------------
      Market value per share, end of period     $ 19.71    $ 15.31    $ 14.56   $ 19.125   $ 19.125   $ 20.625   $ 37.625

      TOTAL INVESTMENT RETURN
      Based on market value per share             37.36%    (18.49%)   (21.06%)     3.44%     (3.30%)   (42.86%)     (.28%)

      RATIOS TO AVERAGE NET ASSETS
      Expenses                                      .61%       .58%      1.15%      1.13%      1.15%       .71%       .49%
      Net investment income                        3.07%      1.72%      3.06%      3.02%      3.34%      3.25%      2.72%

      SUPPLEMENTAL DATA
      Net assets, end of period (000 omitted)  $232 895   $176 915   $168 726   $216 051   $182 530   $196 301   $336 882
      Portfolio turnover rate                        --         --       7.43%      6.66%      1.06%        --       1.79%

      Per share calculations are based on the 9,600,000 shares outstanding.

SUPPLEMENTARY INFORMATION
Six months ended May 31, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Certain fees incurred by the Company
        Directors' fees                                                 $112 000
        Officers' salaries                                               104 500
        Arthur Andersen (Auditors)                                        46 963
        Ranquin Associates (South African Secretary)                      50 234

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Directors of ASA Limited:

     We have audited the accompanying statements of assets and liabilities of ASA Limited (incorporated in the Republic of South Africa) as of May 31, 2001 and 2000, including the schedule of investments as of May 31, 2001, the related statements of operations, surplus and changes in net assets for the six months ended May 31, 2001 and 2000, the financial highlights for the six month periods ended May 31, 2001 and 2000, and for each of the five years in the period ended November 30, 2000 and the accompanying supplementary information for the six months ended May 31, 2001. These financial statements, financial highlights and supplementary information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements, financial highlights and supplementary information based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights and supplementary information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, financial highlights and supplementary information. Our procedures included the physical examination or confirmation of securities owned as of May 31, 2001 and 2000 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements, financial highlights and supplementary information referred to above present fairly, in all material respects, the financial position of ASALimited as of May 31, 2001 and 2000, the results of its operations and changes in its net assets for the six months ended May 31, 2001 and 2000, its financial highlights for the six month periods ended May 31, 2001 and 2000 and for each of the five years in the period ended November 30, 2000 and its supplementary information for the six months ended May 31, 2001 in conformity with accounting principles generally accepted in the United States.

                                                  Arthur Andersen LLP
                                                  New York, N.Y., U.S.A.
June 15, 2001

                     --------------------------------------

             CERTAIN TAX INFORMATION FOR UNITED STATES SHAREHOLDERS

     From December 1, 1963 through November 30, 1987, the Company was treated as a "foreign investment company" for United States federal income tax purposes pursuant to Section 1246 of the Internal Revenue Code (the "Code"). Under
Section 1246 of the Code, a United States shareholder who has held his shares of the Company for more than one year is subject to tax at ordinary income tax rates on his profit (if any) on a sale of his shares to the extent of his "ratable share" of the Company's earnings and profits accumulated for the period during which he held those shares between December 1, 1963 and November 30, 1987. If such shareholder's profit on the sale of his shares exceeds such ratable share and he held his shares for more than one year, then, subject to the discussion below regarding the United States federal income tax rules applicable to taxable years of the Company beginning after November 30, 1987, he is subject to tax at long term capital gain rates on the excess.

     The Company's per share earnings and profits accumulated (undistributed) in each of the taxable years from 1964 through 1987 is given below in United States currency. All the per share amounts give effect to the two-for-one stock splits that became effective on May 10, 1966, May 10, 1973 and May 9, 1975. All the per share amounts reflect distributions through November 30, 2000.

YEAR ENDED NOVEMBER 30          PER YEAR     PER DAY      YEAR ENDED NOVEMBER 30        PER YEAR       PER DAY
----------------------          --------     -------      ----------------------        --------       -------
          1964                    $ .042     $.00012              1976                    .370          .00101
          1965                      .067      .00019              1977                    .083          .00023
          1966                      .105      .00029              1978                    .357          .00098
          1967                      .277      .00076              1979                    .219          .00060
          1968                      .241      .00066              1980                   1.962          .00538
          1969                      .461      .00126              1981                    .954          .00261
          1970                      .218      .00060              1982                    .102          .00028
          1971                      .203      .00056              1983                     -0-             -0-
          1972                      .445      .00122              1984                     -0-             -0-
          1973                      .497      .00136              1985                   (.151)        (.00041)
          1974                     1.151      .00316              1986                     -0-             -0-
          1975                      .851      .00233              1987                     -0-             -0-

     Under rules enacted by the Tax Reform Act of 1986, the Company became a "passive foreign investment company" (a "PFIC") on December 1, 1987. The manner in which these rules apply depends on whether a United States shareholder(1) elects to treat the Company as a qualified electing fund ("QEF") with respect to his Company shares, or(2) for taxable years of such United States shareholder beginning after December 31, 1997, elects to "mark-to-market" his Company shares as of the close of each taxable year, or(3) makes neither of these elections.

     In general, if a United States shareholder of the Company does NOT make either such election, any gain realized on the direct or indirect disposition of Company shares by such shareholder will be treated as ordinary income. In addition, such shareholder will be subject to an "interest charge" on part of his tax liability with respect to such gain, as well as with respect to certain "excess distributions" made by the Company. Furthermore, shares held by such shareholder may be denied the benefit of any otherwise applicable increase in tax basis at death. Under proposed regulations, a "disposition" would include a U.S. taxpayer becoming a nonresident alien.

     If a United States shareholder elects to treat the Company as a QEF with respect to his shares therein for the first year he holds his shares during which the Company is a PFIC (or who later makes the QEF election and also elects to treat his shares generally as if it were sold on the first day of the first taxable year of the Company for which the QEF election is effective), the rules described in the preceding paragraph generally will not apply. Instead, the electing United States shareholder will include annually in his gross income his pro rata share of the Company's ordinary earnings and net capital gain (his "QEF" inclusion) regardless of whether such income or gain was actually distributed (although the distribution thereof would not be taxed again). A United States shareholder who makes a valid QEF election will recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets, except to the extent of the shareholder's ratable share of the earnings and profits of the Company accumulated between December 1, 1963 and November 30, 1987, as described above.

     Alternatively, if a United States shareholder makes the mark-to-market election with respect to Company shares for taxable years beginning on or after January 1, 1998, such shareholder will be required annually to report any unrealized gain with respect to such shareholder's shares as ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by the electing United States shareholder on a sale or other disposition of his Company shares also would be treated as ordinary income, but such shareholder would not be subject to an interest charge on his resulting tax liability. Special rules would apply to a United States shareholder that held his PFIC stock prior to the first taxable year for which the mark-to-market election was effective.

     A more detailed discussion of the United States federal income tax rules applicable to PFICs, including information relating to the filing of QEF elections, may be found in the Company's 2000 Annual Report under the heading "Certain tax information for United States shareholders."

     DUE TO THE COMPLEXITY OF THE APPLICABLE TAX RULES, UNITED STATES SHAREHOLDERS OF THE COMPANY ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE IMPACT OF THESE RULES ON THEIR INVESTMENT IN THE COMPANY AND ON THEIR INDIVIDUAL SITUATIONS.

               ASA LIMITED

               Incorporated in the
               Republic of South Africa

               (Registration No. 58/01920/06)

DIRECTORS

HENRY R. BRECK                    ROBERT J.A. IRWIN
  (U.S.A.)                          (U.S.A.)

HARRY M. CONGER                   MALCOLM W. MACNAUGHT
  (U.S.A.)                          (U.S.A.)

CHESTER A. CROCKER                RONALD L. MCCARTHY
  (U.S.A.)                          (SOUTH AFRICA)

JOSEPH C. FARRELL                 ROBERT A. PILKINGTON
  (U.S.A.)                          (U.S.A.)

JAMES G. INGLIS                   A. MICHAEL ROSHOLT
  (SOUTH AFRICA)                    (SOUTH AFRICA)

OFFICERS

   ROBERT J.A. IRWIN, CHAIRMAN OF THE BOARD AND TREASURER

   RONALD L. MCCARTHY, MANAGING DIRECTOR

   CHESTER A. CROCKER, UNITED STATES SECRETARY

   DANA L. PLATT, VICE PRESIDENT AND ASSISTANT SECRETARY

AUDITORS

   ARTHUR ANDERSEN LLP, NEW YORK, N.Y., U.S.A.

COUNSEL

   WERKSMANS, JOHANNESBURG, SOUTH AFRICA,
   KIRKPATRICK & LOCKHART LLP, NEW YORK, N.Y., U.S.A.

CUSTODIAN

   J.P. MORGAN CHASE, NEW YORK, N.Y., U.S.A.

SHAREHOLDER SERVICES

   LGN ASSOCIATES, P.O. BOX 269, FLORHAM PARK, NJ, USA
   (973) 377-3535
   WEBSITE--HTTP://WWW.ASALTD.COM

TRANSFER AGENT

   EQUISERVE-FIRST CHICAGO TRUST DIVISION, JERSEY CITY, N.J.,
   U.S.A.




ASA LIMITED

[Graphic]

    INTERIM
    REPORT

    For the
   Six months
     ended
 May 31, 2001